INCOME TAXES (Details 3) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of the annual changes in the total unrecognized tax benefit
Unrecognized tax benefits at beginning of year	48	58	52
Gross increases - tax positions in prior years	2	9	7
Gross decreases - tax positions in prior years	(6)	(7)	(1)
Gross increases - tax positions in current year	9	11	8
Settlements			(7)
Lapses of statute of limitations	(8)	(23)	(1)
Unrecognized tax benefits at end of year	45	48	58
Income tax interest and penalties
Interest expense (reversal) reflected within net tax expense	(2)	(12)	3
Accrued interest expense	5	7
Expected enactment of Canadian federal tax legislation
SignificantChangeInUnrecognizedTaxBenefitsIsReasonablyPossibleLineItems
Expected favorable income tax adjustment	25